UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 29, 2014

FleetCor Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-35004	72-1074903
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5445 Triangle Parkway, Suite 400, Norcross, Georgia		30092
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(770) 449-0479

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on May 29, 2014, upon approval by the stockholders at the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of FleetCor Technologies, Inc. (“FleetCor”), the FleetCor Technologies, Inc. 162(m) Performance-Based Program was adopted. A description of the program is set forth in the Proxy Statement filed with the Securities and Exchange Commission on April 18, 2014, which description is hereby incorporated into this Item 5.02 by reference. The program is also incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 29, 2014, FleetCor held the Annual Meeting. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. A total of 66,901,740 shares were represented at the Annual Meeting. The following matters were submitted to a vote of the stockholders.

Proposal 1 — election of three Class I Directors for a term expiring in 2017:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Michael Buckman	60,877,759	202,816	5,821,165
Mark A. Johnson	60,627,117	453,458	5,821,165
Steven T. Stull	53,979,432	7,101,143	5,821,165

Proposal 2 — ratify the appointment of Ernst & Young LLP as FleetCor’s independent auditor for the fiscal year ending December 31, 2014:

Votes For	Votes Against	Votes Abstain
66,469,670	240,729	191,341

Proposal 3 — approve the FleetCor Technologies, Inc. Section 162(m) Performance-Based Program:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
60,137,465	512,136	430,974	5,821,165

Proposal 4 — approve, on an advisory basis, the compensation of FleetCor’s named executive officers:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
18,381,872	42,479,098	219,605	5,821,165

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

10.1	FleetCor Technologies, Inc. Section 162(m) Performance-Based Program (incorporated by reference from Appendix A to the Proxy Statement filed on April 18, 2014).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FleetCor Technologies, Inc.

May 30, 2014	By:	/s/ Sean Bowen

Name: Sean Bowen
Title: General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	FleetCor Technologies, Inc. Section 162(m) Performance-Based Program (incorporated by reference from Appendix A to the Proxy Statement filed on April 18, 2014)